UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

SLM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

SLM Corporation (the “Company”) held its 2012 Annual Meeting of Shareholders on May 24, 2012. At the meeting, the following proposals were submitted to a vote of our shareholders, with the voting results indicated below:

Proposal 1 – Election of Directors. Our shareholders elected the following 15 directors to hold office until the 2013 annual meeting of shareholders and until their successors have been duly elected or appointed.

	For	Against	Abstain	Broker Non-Votes
Ann Torre Bates	428,923,539	6,352,647	223,102	16,068,919
William M. Diefenderfer, III	430,092,529	5,224,912	181,847	16,068,919
Diane Suitt Gilleland	428,348,657	6,971,759	178,872	16,068,919
Earl A. Goode	429,871,446	5,446,036	181,806	16,068,919
Ronald F. Hunt	429,161,179	6,156,633	181,476	16,068,919
Albert L. Lord	429,782,823	5,535,729	180,736	16,068,919
Barry A. Munitz	429,797,791	5,522,110	179,387	16,068,919
Howard H. Newman	434,208,478	1,061,624	229,186	16,068,919
A. Alexander Porter, Jr.	429,298,337	5,956,006	244,945	16,068,919
Frank C. Puleo	433,659,437	1,600,611	239,240	16,068,919
Wolfgang Schoellkopf	428,520,148	6,742,250	236,890	16,068,919
Steven L. Shapiro	429,497,070	5,821,878	180,340	16,068,919
J. Terry Strange	433,617,036	1,696,528	185,724	16,068,919
Anthony P. Terracciano	433,279,625	2,016,278	203,385	16,068,919
Barry L. Williams	430,670,284	4,647,721	181,283	16,068,919

Proposal 2 – Approval of SLM Corporation 2012 Omnibus Incentive Plan. Our shareholders approved the 2012 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Votes
415,109,183	19,939,400	450,705	16,068,919

Proposal 3 – Approval of the Amended and Restated SLM Corporation Employee Stock Purchase Plan. Our shareholders approved the Amended and Restated Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
432,170,817	1,506,130	1,822,341	16,068,919

Proposal 4 – Advisory Vote on Executive Compensation. Our shareholders approved, by an advisory vote, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
430,131,423	3,014,510	2,353,355	16,068,919

Proposal 5 – Ratification of the Appointment of KPMG LLP. Our shareholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2012.

For	Against	Abstain	Broker Non-Votes
447,162,124	4,184,814	221,269	0

Item 8.01 Other Events.

On May 24, 2012, our board of directors approved an additional $400 million to be utilized in the Company’s ongoing share repurchase program previously announced in January 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

Date: May 29, 2012	By:	/s/ Laurent C. Lutz
Laurent C. Lutz
Executive Vice President & General Counsel